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                                                                   EXHIBIT 23.1








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                              ODS NETWORKS, INC.

                                 EXHIBIT 23.1
                                      TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

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                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the ODS Networks, Inc. 1997 Employee Stock Purchase Plan of our report dated January 21, 1997, with respect to the consolidated financial statements of ODS Networks, Inc. incorporated by referenced in its Annual Report (Form 10-K) for the year ended December 31, 1996 and the related financial statement schedule included therein, filed with the Securities and Exchange Commission.




                                          ERNST & YOUNG LLP

Dallas, Texas
December 22, 1997